PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2017 (In apartment units)

	Combined Adjusted Same Store	Non-Same Store(1)	Lease-up	Total Completed Communities	Development Units Delivered	Total

Atlanta, GA	10,324	1,158	332	11,814	—	11,814
Dallas, TX	9,085	680	—	9,765	—	9,765
Austin, TX	6,475	298	—	6,773	275	7,048
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	4,498	776	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	803	—	5,200	—	5,200
Houston, TX	4,127	352	388	4,867	—	4,867
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	3,386	694	—	4,080	—	4,080
Nashville, TN	3,776	—	279	4,055	—	4,055
Phoenix, AZ	2,301	322	—	2,623	—	2,623
South Florida	480	—	—	480	—	480
Denver, CO	—	—	—	—	10	10
Large Markets	64,467	5,083	999	70,549	285	70,834

Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,648	380	—	3,028	—	3,028
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	336	—	2,084	—	2,084
Richmond, VA	1,668	336	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,840	449	—	7,289	44	7,333
Secondary Markets	27,233	1,501	—	28,734	44	28,778
Total Multifamily Units	91,700	6,584	999	99,283	329	99,612

(1)Non-Same Store total excludes 269 units in joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent

		As of September 30, 2017			Average Effective Rent for the Three Months Ended September 30, 2017	As of September 30, 2017
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$1,799,588	13.9%	96.7%	$1,334	11,482
Dallas, TX		1,341,336	10.4%	95.8%	1,264	9,765
Washington, DC		934,975	7.2%	96.5%	1,711	4,080
Charlotte, NC		924,470	7.2%	96.5%	1,167	6,149
Tampa, FL		840,556	6.5%	96.5%	1,361	5,220
Orlando, FL		803,845	6.2%	96.6%	1,348	5,274
Austin, TX		752,803	5.8%	95.5%	1,171	6,773
Raleigh/Durham, NC		652,050	5.1%	97.0%	1,054	5,200
Houston, TX		507,848	3.9%	97.1%	1,107	4,479
Fort Worth, TX		380,351	2.9%	96.0%	1,109	4,249
Nashville, TN		380,636	2.9%	96.0%	1,172	3,776
Phoenix, AZ		367,587	2.8%	96.6%	1,081	2,623
South Florida		58,714	0.5%	95.2%	1,600	480
Large Markets		$9,744,759	75.3%	96.4%	$1,253	69,550

Charleston, SC		$357,629	2.8%	96.6%	$1,172	3,028
Jacksonville, FL		284,189	2.2%	97.4%	1,043	3,496
Richmond, VA		254,345	2.0%	96.5%	1,084	2,004
Savannah, GA		232,106	1.8%	95.9%	1,032	2,219
San Antonio, TX		159,250	1.2%	96.8%	1,069	1,504
Kansas City, MO-KS		155,647	1.2%	96.1%	1,232	956
Greenville, SC		150,595	1.2%	95.5%	858	2,084
Birmingham, AL		150,627	1.2%	95.9%	972	1,462
Memphis, TN		124,371	1.0%	95.8%	924	1,811
All Other Secondary Markets by State (individual markets <1% gross real assets)
Alabama		$152,378	1.2%	96.8%	$877	1,648
Virginia		148,227	1.1%	97.7%	1,224	1,039
Florida		111,142	0.9%	97.0%	1,091	1,326
Arkansas		114,658	0.9%	96.9%	879	1,368
Kentucky		90,078	0.7%	95.9%	858	1,308
Mississippi		70,522	0.5%	96.7%	873	1,241
Nevada		67,578	0.5%	96.5%	928	721
Tennessee		49,324	0.4%	96.3%	825	943
South Carolina		35,327	0.3%	91.7%	812	576
Secondary Markets		$2,707,993	21.1%	96.4%	$1,003	28,734

Subtotal		$12,452,752	96.4%	96.4%	$1,180	98,284

Atlanta, GA	Large	$141,402	1.1%	16.3%	$1,829	332	770
Houston, TX	Large	80,304	0.6%	76.5%	1,435	388	388
Denver, CO	Large	74,748	0.6%	—	—	10	358
Nashville, TN	Large	62,725	0.5%	94.3%	1,559	279	279
Austin, TX	Large	59,032	0.5%	27.9%	1,533	275	344
Kansas City, MO-KS	Secondary	23,491	0.2%	12.3%	1,104	44	154
Charleston, SC	Secondary	9,135	0.1%	—	—	—	140
Lease-up and Development		$450,837	3.6%	52.8%	$1,570	1,328	2,433

Total Wholly Owned Multifamily Communities		$12,903,589	100.0%	95.8%	$1,184	99,612	100,717
(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME (1)
Dollars in thousands

	As of September 30, 2017		Three Months Ended
	Apartment Units	Gross Real Assets	September 30, 2017	September 30, 2016	Percent Change
Operating Revenue
Combined Adjusted Same Store Communities	91,700	$11,375,817	$347,178	$341,482	1.7%
Combined Adjusted Non-Same Store Communities	6,584	1,076,935	29,040	32,021
Lease up/Development Communities	1,328	450,837	2,819	67
Total Multifamily Portfolio	99,612	$12,903,589	$379,037	$373,570
Commercial Property/Land	—	$207,710	$5,513	$5,326
Total Combined Adjusted Operating Revenue	99,612	$13,111,299	$384,550	$378,896

Property Operating Expenses
Combined Adjusted Same Store Communities			$132,480	$128,423	3.2%
Combined Adjusted Non-Same Store Communities			12,445	13,938
Lease up/Development Communities			2,052	64
Total Multifamily Portfolio			$146,977	$142,425
Commercial Property/Land			$2,202	$2,196
Total Combined Adjusted Property Operating Expenses			$149,179	$144,621

Net Operating Income
Combined Adjusted Same Store Communities			$214,698	$213,059	0.8%
Combined Adjusted Non-Same Store Communities			16,595	18,083
Lease up/Development Communities			767	3
Total Multifamily Portfolio			$232,060	$231,145
Commercial Property/Land			$3,311	$3,130
Total Combined Adjusted Net Operating Income			$235,371	$234,275	0.5%

(1) The amounts presented in the schedule for the three-months ended September 30, 2016, include the results on a combined adjusted basis.

COMPONENTS OF COMBINED ADJUSTED SAME STORE PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2017	September 30, 2016	Percent Increase/(Decrease)	September 30, 2017	September 30, 2016	Percent Increase/(Decrease)
Personnel	$31,908	$31,705	0.6%	$92,992	$92,535	0.5%
Building Repair and Maintenance	15,582	16,277	(4.3)%	46,788	47,496	(1.5)%
Utilities	27,103	26,906	0.7%	75,969	74,874	1.5%
Marketing	3,979	3,629	9.6%	11,594	11,021	5.2%
Office Operations(1)	7,164	5,553	29.0%	17,096	16,363	4.5%
Property Taxes	44,120	40,944	7.8%	134,700	127,383	5.7%
Insurance	2,624	3,409	(23.0)%	9,295	11,000	(15.5)%
Total Combined Adjusted Property Operating Expenses	$132,480	$128,423	3.2%	$388,434	$380,672	2.0%

(1) Includes $2.2 million in operating expenses as a result of Hurricanes Harvey and Irma, primarily for tree clean-up and other landscaping work as well as remediating some minor and isolated water intrusion.

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

Combined Adjusted Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Combined Adjusted Same Store NOI	Three months ended September 30, 2017	Three months ended September 30, 2016
Atlanta, GA	10,324	13.3%	96.4%	96.6%
Dallas, TX	9,085	9.6%	95.4%	96.4%
Charlotte, NC	6,149	7.5%	96.4%	96.3%
Tampa, FL	5,220	6.5%	96.0%	96.5%
Austin, TX	6,475	6.1%	95.6%	96.2%
Washington, DC	3,386	5.9%	95.9%	96.7%
Orlando, FL	4,498	5.6%	96.4%	96.3%
Raleigh/Durham, NC	4,397	4.7%	96.5%	96.3%
Nashville, TN	3,776	4.7%	96.1%	96.2%
Fort Worth, TX	4,249	4.2%	95.8%	96.1%
Houston, TX	4,127	3.6%	96.0%	94.5%
Phoenix, AZ	2,301	2.5%	96.5%	96.6%
South Florida	480	0.6%	95.1%	95.8%
Large Markets	64,467	74.8%	96.0%	96.3%

Jacksonville, FL	3,496	3.4%	96.3%	96.9%
Charleston, SC	2,648	2.9%	96.2%	96.2%
Savannah, GA	2,219	2.1%	96.4%	96.8%
Richmond, VA	1,668	1.8%	96.8%	96.7%
Memphis, TN	1,811	1.4%	95.9%	96.5%
Greenville, SC	1,748	1.4%	95.8%	96.4%
San Antonio, TX	1,504	1.3%	96.3%	96.3%
Birmingham, AL	1,462	1.3%	95.5%	96.2%
Little Rock, AR	1,368	1.1%	95.5%	96.1%
Jackson, MS	1,241	1.1%	96.7%	96.5%
Huntsville, AL	1,228	1.0%	97.0%	96.8%
Other	6,840	6.4%	96.1%	96.6%
Secondary Markets	27,233	25.2%	96.2%	96.5%

Total Combined Adjusted Same Store	91,700	100.0%	96.1%	96.3%

Supplemental Data S-4

MULTIFAMILY COMBINED ADJUSTED SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q3 2017	Q3 2016	% Chg	Q3 2017	Q3 2016	% Chg	Q3 2017	Q3 2016	% Chg	Q3 2017	Q3 2016	% Chg
Atlanta, GA	10,324	$44,835	$44,061	1.8%	$16,002	$14,730	8.6%	$28,833	$29,331	(1.7)%	$1,341	$1,311	2.3%
Dallas, TX	9,085	36,371	36,377	0.0%	15,828	15,863	(0.2)%	20,543	20,514	0.1%	1,270	1,254	1.3%
Charlotte, NC	6,149	23,045	22,538	2.2%	7,018	7,286	(3.7)%	16,027	15,252	5.1%	1,167	1,141	2.3%
Tampa, FL	5,220	22,564	22,242	1.4%	8,542	7,807	9.4%	14,022	14,435	(2.9)%	1,361	1,332	2.2%
Austin, TX	6,475	24,303	24,321	(0.1)%	11,256	10,849	3.8%	13,047	13,472	(3.2)%	1,154	1,145	0.8%
Washington, DC	3,386	18,925	18,736	1.0%	6,261	6,352	(1.4)%	12,664	12,384	2.3%	1,778	1,750	1.6%
Orlando, FL	4,498	19,526	18,991	2.8%	7,479	6,650	12.5%	12,047	12,341	(2.4)%	1,363	1,319	3.3%
Raleigh/Durham, NC	4,397	15,107	14,487	4.3%	5,053	5,143	(1.7)%	10,054	9,344	7.6%	1,040	1,003	3.7%
Nashville, TN	3,776	14,457	14,221	1.7%	4,411	4,824	(8.6)%	10,046	9,397	6.9%	1,172	1,150	1.9%
Fort Worth, TX	4,249	15,644	14,906	5.0%	6,524	6,477	0.7%	9,120	8,429	8.2%	1,109	1,052	5.4%
Houston, TX	4,127	14,090	14,666	(3.9)%	6,324	6,426	(1.6)%	7,766	8,240	(5.8)%	1,062	1,131	(6.1)%
Phoenix, AZ	2,301	8,052	7,744	4.0%	2,607	2,626	(0.7)%	5,445	5,118	6.4%	1,069	1,021	4.7%
South Florida	480	2,363	2,368	(0.2)%	1,116	876	27.4%	1,247	1,492	(16.4)%	1,600	1,581	1.2%
Large Markets	64,467	$259,282	$255,658	1.4%	$98,421	$95,909	2.6%	$160,861	$159,749	0.7%	$1,250	$1,228	1.8%

Jacksonville, FL	3,496	$11,642	$11,347	2.6%	$4,405	$4,123	6.8%	$7,237	$7,224	0.2%	$1,043	$1,011	3.2%
Charleston, SC	2,648	9,847	9,525	3.4%	3,723	3,348	11.2%	6,124	6,177	(0.9)%	1,126	1,085	3.8%
Savannah, GA	2,219	7,518	7,400	1.6%	2,942	2,774	6.1%	4,576	4,626	(1.1)%	1,032	995	3.7%
Richmond, VA	1,668	5,742	5,421	5.9%	1,883	1,833	2.7%	3,859	3,588	7.6%	1,034	989	4.6%
Memphis, TN	1,811	5,415	5,258	3.0%	2,393	2,315	3.4%	3,022	2,943	2.7%	924	889	3.9%
Greenville, SC	1,748	4,716	4,639	1.7%	1,816	1,767	2.8%	2,900	2,872	1.0%	809	790	2.4%
San Antonio, TX	1,504	5,250	5,172	1.5%	2,398	2,223	7.9%	2,852	2,949	(3.3)%	1,069	1,060	0.8%
Birmingham, AL	1,462	4,725	4,653	1.5%	2,006	1,884	6.5%	2,719	2,769	(1.8)%	972	947	2.6%
Little Rock, AR	1,368	3,868	3,890	(0.6)%	1,508	1,492	1.1%	2,360	2,398	(1.6)%	879	884	(0.6)%
Jackson, MS	1,241	3,616	3,584	0.9%	1,312	1,346	(2.5)%	2,304	2,238	2.9%	873	865	0.9%
Huntsville, AL	1,228	3,427	3,315	3.4%	1,355	1,305	3.8%	2,072	2,010	3.1%	810	785	3.2%
Other	6,840	22,130	21,620	2.4%	8,318	8,104	2.6%	13,812	13,516	2.2%	995	968	2.8%
Secondary Markets	27,233	$87,896	$85,824	2.4%	$34,059	$32,514	4.8%	$53,837	$53,310	1.0%	$986	$959	2.8%

Total Combined Adjusted Same Store	91,700	$347,178	$341,482	1.7%	$132,480	$128,423	3.2%	$214,698	$213,059	0.8%	$1,172	$1,148	2.1%

Supplemental Data S-5

MULTIFAMILY COMBINED ADJUSTED SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q3 2017	Q2 2017	% Chg	Q3 2017	Q2 2017	% Chg	Q3 2017	Q2 2017	% Chg	Q3 2017	Q2 2017	% Chg
Atlanta, GA	10,324	$44,835	$44,317	1.2%	$16,002	$15,536	3.0%	$28,833	$28,781	0.2%	$1,341	$1,328	1.0%
Dallas, TX	9,085	36,371	36,228	0.4%	15,828	15,719	0.7%	20,543	20,509	0.2%	1,270	1,263	0.6%
Charlotte, NC	6,149	23,045	22,928	0.5%	7,018	7,183	(2.3)%	16,027	15,745	1.8%	1,167	1,156	1.0%
Tampa, FL	5,220	22,564	22,499	0.3%	8,542	7,859	8.7%	14,022	14,640	(4.2)%	1,361	1,351	0.7%
Austin, TX	6,475	24,303	24,214	0.4%	11,256	10,880	3.5%	13,047	13,334	(2.2)%	1,154	1,149	0.4%
Washington, DC	3,386	18,925	18,750	0.9%	6,261	6,202	1.0%	12,664	12,548	0.9%	1,778	1,763	0.9%
Orlando, FL	4,498	19,526	19,189	1.8%	7,479	6,834	9.4%	12,047	12,355	(2.5)%	1,363	1,342	1.6%
Raleigh/Durham, NC	4,397	15,107	14,829	1.9%	5,053	5,107	(1.1)%	10,054	9,722	3.4%	1,040	1,024	1.6%
Nashville, TN	3,776	14,457	14,373	0.6%	4,411	5,005	(11.9)%	10,046	9,368	7.2%	1,172	1,163	0.8%
Fort Worth, TX	4,249	15,644	15,453	1.2%	6,524	6,719	(2.9)%	9,120	8,734	4.4%	1,109	1,088	1.9%
Houston, TX	4,127	14,090	14,328	(1.7)%	6,324	6,447	(1.9)%	7,766	7,881	(1.5)%	1,062	1,075	(1.2)%
Phoenix, AZ	2,301	8,052	7,925	1.6%	2,607	2,511	3.8%	5,445	5,414	0.6%	1,069	1,052	1.6%
South Florida	480	2,363	2,448	(3.5)%	1,116	901	23.9%	1,247	1,547	(19.4)%	1,600	1,613	(0.8)%
Large Markets	64,467	$259,282	$257,481	0.7%	$98,421	$96,903	1.6%	$160,861	$160,578	0.2%	$1,250	$1,240	0.8%

Jacksonville, FL	3,496	$11,642	$11,625	0.1%	$4,405	$4,050	8.8%	$7,237	$7,575	(4.5)%	$1,043	$1,031	1.2%
Charleston, SC	2,648	9,847	9,720	1.3%	3,723	3,410	9.2%	6,124	6,310	(2.9)%	1,126	1,113	1.2%
Savannah, GA	2,219	7,518	7,482	0.5%	2,942	2,749	7.0%	4,576	4,733	(3.3)%	1,032	1,015	1.7%
Richmond, VA	1,668	5,742	5,596	2.6%	1,883	1,816	3.7%	3,859	3,780	2.1%	1,034	1,014	2.0%
Memphis, TN	1,811	5,415	5,373	0.8%	2,393	2,177	9.9%	3,022	3,196	(5.4)%	924	913	1.2%
Greenville, SC	1,748	4,716	4,710	0.1%	1,816	1,874	(3.1)%	2,900	2,836	2.3%	809	802	0.9%
San Antonio, TX	1,504	5,250	5,199	1.0%	2,398	2,342	2.4%	2,852	2,857	(0.2)%	1,069	1,066	0.3%
Birmingham, AL	1,462	4,725	4,719	0.1%	2,006	1,970	1.8%	2,719	2,749	(1.1)%	972	962	1.0%
Little Rock, AR	1,368	3,868	3,856	0.3%	1,508	1,531	(1.5)%	2,360	2,325	1.5%	879	880	(0.1)%
Jackson, MS	1,241	3,616	3,628	(0.3)%	1,312	1,356	(3.2)%	2,304	2,272	1.4%	873	869	0.5%
Huntsville, AL	1,228	3,427	3,368	1.8%	1,355	1,361	(0.4)%	2,072	2,007	3.2%	810	795	1.9%
Other	6,840	22,130	21,954	0.8%	8,318	8,055	3.3%	13,812	13,899	(0.6)%	995	983	1.2%
Secondary Markets	27,233	$87,896	$87,230	0.8%	$34,059	$32,691	4.2%	$53,837	$54,539	(1.3)%	$986	$975	1.1%

Total Combined Adjusted Same Store	91,700	$347,178	$344,711	0.7%	$132,480	$129,594	2.2%	$214,698	$215,117	(0.2)%	$1,172	$1,161	0.9%

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS

Supplemental Data S-6

MULTIFAMILY COMBINED ADJUSTED SAME STORE YEAR TO DATE COMPARISONS AS OF SEPTEMBER 30, 2017
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		YTD 2017	YTD 2016	% Chg	YTD 2017	YTD 2016	% Chg	YTD 2017	YTD 2016	% Chg	YTD 2017	YTD 2016	% Chg
Atlanta, GA	10,324	$133,241	$129,838	2.6%	$47,296	$46,778	1.1%	$85,945	$83,060	3.5%	$1,330	$1,294	2.8%
Dallas, TX	9,085	108,660	107,131	1.4%	46,692	46,300	0.8%	61,968	60,831	1.9%	1,264	1,239	2.0%
Charlotte, NC	6,149	68,713	66,883	2.7%	20,966	21,441	(2.2)%	47,747	45,442	5.1%	1,157	1,125	2.8%
Tampa, FL	5,220	67,447	65,767	2.6%	24,239	23,470	3.3%	43,208	42,297	2.2%	1,353	1,312	3.1%
Austin, TX	6,475	72,697	71,856	1.2%	32,945	32,116	2.6%	39,752	39,740	0.0%	1,150	1,133	1.5%
Washington, DC	3,386	56,399	55,800	1.1%	18,407	18,944	(2.8)%	37,992	36,856	3.1%	1,762	1,743	1.1%
Orlando, FL	4,498	57,715	56,194	2.7%	21,007	20,084	4.6%	36,708	36,110	1.7%	1,344	1,298	3.5%
Raleigh/Durham, NC	4,397	44,632	42,799	4.3%	14,945	14,644	2.1%	29,687	28,155	5.4%	1,025	985	4.1%
Nashville, TN	3,776	42,977	41,784	2.9%	13,973	13,769	1.5%	29,004	28,015	3.5%	1,163	1,128	3.1%
Fort Worth, TX	4,249	46,265	43,894	5.4%	19,313	18,473	4.5%	26,952	25,421	6.0%	1,089	1,030	5.7%
Houston, TX	4,127	42,838	44,547	(3.8)%	19,585	19,751	(0.8)%	23,253	24,796	(6.2)%	1,077	1,141	(5.6)%
Phoenix, AZ	2,301	23,844	22,983	3.7%	7,489	7,385	1.4%	16,355	15,598	4.9%	1,052	1,011	4.1%
South Florida	480	7,259	7,050	3.0%	2,921	2,560	14.1%	4,338	4,490	(3.4)%	1,607	1,560	3.0%
Large Markets	64,467	$772,687	$756,526	2.1%	$289,778	$285,715	1.4%	$482,909	$470,811	2.6%	$1,241	$1,213	2.3%

Jacksonville, FL	3,496	$34,755	$33,666	3.2%	$12,471	$11,992	4.0%	$22,284	$21,674	2.8%	$1,031	$999	3.2%
Charleston, SC	2,648	29,105	28,105	3.6%	10,311	9,631	7.1%	18,794	18,474	1.7%	1,113	1,070	4.0%
Savannah, GA	2,219	22,361	21,991	1.7%	8,278	8,008	3.4%	14,083	13,983	0.7%	1,016	988	2.8%
Richmond, VA	1,668	16,813	16,104	4.4%	5,564	5,454	2.0%	11,249	10,650	5.6%	1,015	974	4.2%
Memphis, TN	1,811	16,079	15,597	3.1%	6,936	6,768	2.5%	9,143	8,829	3.6%	912	876	4.1%
Greenville, SC	1,748	14,130	13,745	2.8%	5,412	5,243	3.2%	8,718	8,502	2.5%	803	780	2.9%
San Antonio, TX	1,504	15,605	15,441	1.1%	7,009	6,677	5.0%	8,596	8,764	(1.9)%	1,066	1,056	0.9%
Birmingham, AL	1,462	14,118	13,936	1.3%	5,942	5,702	4.2%	8,176	8,234	(0.7)%	961	943	1.9%
Little Rock, AR	1,368	11,589	11,605	(0.1)%	4,477	4,312	3.8%	7,112	7,293	(2.5)%	881	879	0.2%
Jackson, MS	1,241	10,836	10,701	1.3%	4,011	3,964	1.2%	6,825	6,737	1.3%	870	861	1.0%
Huntsville, AL	1,228	10,131	9,809	3.3%	3,992	3,795	5.2%	6,139	6,014	2.1%	796	774	2.8%
Other	6,840	65,750	63,987	2.8%	24,253	23,411	3.6%	41,497	40,576	2.3%	983	956	2.8%
Secondary Markets	27,233	$261,272	$254,687	2.6%	$98,656	$94,957	3.9%	$162,616	$159,730	1.8%	$975	$948	2.8%

Total Same Store	91,700	$1,033,959	$1,011,213	2.2%	$388,434	$380,672	2.0%	$645,525	$630,541	2.4%	$1,162	$1,134	2.5%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of September 30, 2017				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q3 2017	After

The Denton II	Kansas City, MO	154	44	23	4Q15	3Q17	4Q17	3Q18	$25,400	$23,491	$1,909
Post South Lamar II	Austin, TX	344	275	96	1Q15	2Q17	4Q17	4Q18	65,600	61,058	4,542
Post River North	Denver, CO	358	10	2	4Q15	4Q17	1Q18	2Q19	88,200	79,361	8,839
1201 Midtown II	Charleston, SC	140	—	—	2Q17	3Q18	4Q18	3Q19	29,500	9,135	20,365
Post Centennial Park	Atlanta, GA	438	—	—	1Q16	1Q18	3Q18	4Q19	96,300	62,211	34,089
Total Active		1,434	329	121					$305,000	$235,256	$69,744

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of September 30, 2017
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
Charlotte at Midtown	Nashville, TN	279	94.3%	(2)	4Q17
Post Afton Oaks	Houston, TX	388	76.5%	2Q17	2Q18
Post Midtown(3)	Atlanta, GA	332	16.3%	3Q17	4Q18
Total		999	61.5%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up; construction was complete prior to acquisition by MAA.
(3) Formerly named Post Millennium Midtown

2017 ACQUISITION ACTIVITY (THROUGH SEPTEMBER 30, 2017)
Dollars in thousands

Multifamily Acquisitions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Charlotte at Midtown	Nashville, TN	279	2016	March 16, 2017	$1,334

2017 DISPOSITION ACTIVITY (THROUGH SEPTEMBER 30, 2017)
Dollars in thousands

Multifamily Dispositions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Paddock Club Lakeland	Lakeland, FL	464	1988/1990	July 13, 2017	$1,722
Paddock Club Montgomery	Montgomery, AL	208	1999	July 20, 2017	$727
Northwood Place	Fort Worth, TX	270	1980	July 20, 2017	$903

Land Dispositions	Market	Acres	Closing Date
Lakewood Ranch - Outparcel	Tampa, FL	12	April 7, 2017
Post Alexander - Outparcel	Atlanta, GA	1	June 12, 2017
Paddock Club Lakeland - Outparcel	Lakeland, FL	9	July 13, 2017
Town Park Lot 12	Orlando, FL	1	August 7, 2017

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a joint venture with institutional investors and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of September 30, 2017
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$77,374	(1)	$50,951	(2)	$45,096

	Three months ended September 30, 2017		Nine months ended September 30, 2017
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,903	$335	$5,740	$1,021

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $51 million, bears interest at a stated fixed rate of 3.5% and matures in February 2019. As of February 2017, this note is prepayable without penalty.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2017
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,783,603	84.2%	3.8%	4.0%	4.8
Capped debt	50,000	1.1%	1.7%	1.7%	0.5
Floating (unhedged) debt	659,231	14.7%	2.1%	2.1%	0.1
Total	$4,492,834	100.0%	3.5%	3.7%	4.1

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,382,861	75.3%	3.5%	3.3%	5.3
Secured debt	1,109,973	24.7%	3.6%	5.0%	1.8
Total	$4,492,834	100.0%	3.5%	3.7%	4.4

	Total	Percent of		Q3 2017	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$11,234,480	83.1%		$195,107	82.9%
Encumbered gross assets	2,286,440	16.9%		40,264	17.1%
Total	$13,520,920	100.0%		$235,371	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2017	$17,996	$—	$17,996	3.2%	$25,000	$42,996
2018	136,942	250,402	387,344	3.7%	25,000	412,344
2019	582,996	—	582,996	5.9%	—	582,996
2020	164,022	299,097	463,119	3.7%	—	463,119
2021	197,721	—	197,721	5.2%	—	197,721
Thereafter	2,134,427	—	2,134,427	3.9%	—	2,134,427
Total	$3,234,104	$549,499	$3,783,603	4.2%	$50,000	$3,833,603	4.8

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2017 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Key Bank Unsecured	Public Bonds	Other Unsecured	Secured	Total
2017	$—	$—	$17,996	$80,000	$97,996
2018	—	—	300,364	166,980	467,344
2019	—	—	19,963	563,034	582,997
2020	250,000	—	149,747	164,022	563,769
2021	—	—	222,040	125,164	347,204
Thereafter	—	1,974,886	447,866	10,772	2,433,524
Total	$250,000	$1,974,886	$1,157,976	$1,109,972	$4,492,834

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	33.2%	Yes
Total secured debt to total assets	40% or less	8.2%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.28x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	331%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	28.9%	Yes
Total secured debt to total capitalized asset value	40% or Less	7.1%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.93x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	26.2%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in Mid-America Apartments, L.P.'s debt agreements.

Supplemental Data S-11

2017 GUIDANCE

MAA provides guidance on FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2017
Earnings
Net income per diluted common share	$2.76 to $2.86
Midpoint	$2.81
FFO per Share - diluted	$5.84 to $5.94
Midpoint	$5.89
AFFO per Share - diluted	$5.25 to $5.35
Midpoint	$5.30

Combined Adjusted Same Store Communities:
Number of units	91,700
Property revenue growth	2.00% to 2.50%
Property operating expense growth	1.75% to 2.25%
NOI growth	2.00% to 2.50%
Real estate tax expense growth	5.50% to 6.00%

Corporate Expenses:
General and administrative and Property management expenses	$83.0 to $84.0 million
Income tax expense	$2.0 to $3.0 million

Transaction/Investment Volume:
Acquisition volume	$62.5 to $150 million
Disposition volume	$150 to $200 million
Development investment	$175 to $200 million

Debt:
Average effective interest rate	3.4% to 3.5%
Capitalized interest	$6.5 to $7.5 million
Mark to market adjustment	$16.0 to $17.0 million

Other Items:
Merger and integration expenses	$16.0 to $20.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2017 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$2.76	$2.86
Real estate depreciation	3.89	3.89
Amortization other	0.26	0.26
Gains on sale of depreciable assets	(1.07)	(1.07)
FFO per Share	5.84	5.94
Recurring capital expenditures	(0.59)	(0.59)
AFFO per Share	$5.25	$5.35

Supplemental Data S-12

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, L.P.

(2)	Corporate credit rating assigned to Mid-America Apartments, L.P., the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Earnings release & conference call	Early February	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Declaration Date	9/27/2016	12/8/2016	3/23/2017	5/23/2017	9/26/2017
Record Date	10/14/2016	1/13/2017	4/13/2017	7/14/2017	10/13/2017
Payment Date	10/31/2016	1/31/2017	4/28/2017	7/31/2017	10/31/2017
Distributions Per Share	$0.82	$0.87	$0.87	$0.87	$0.87

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, 10-Qs, 10-Ks and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13